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                                                                    EXHIBIT 10.1

ACUSON CORPORATION
FORM OF AMENDMENT NUMBER 1 TO SUPPLEMENTAL STOCK OPTION
     TERMS UNDER THE COMPANY'S 1986 SUPPLEMENTAL STOCK
     PLAN AND 1991 STOCK INCENTIVE PLAN

               AMENDMENT NO. 1 TO SUPPLEMENTAL STOCK OPTION TERMS


     This Amendment No. 1 to Supplemental Stock Option Terms (this "Amendment"), dated as of ____________, 1994, is made by and between Acuson Corporation, a Delaware corporation (the "Company"), and
_______________________________________________ ("Optionee").

     A. The Company and Optionee have entered into one or more Notice of Grant of Stock Options and Grant Agreement(s) as set forth on Exhibit A hereto (the "Grant Agreement(s)").

     B. The Grant Agreement(s) incorporates by reference the Acuson Corporation Supplemental Stock Option Terms attached thereto (the "Option Terms").

     C. The Company and Optionee mutually desire to amend the Option Terms as set forth in this Amendment, and to cause such Option Terms, as so amended (the "Amended Option Terms"), to be incorporated by reference into the Grant Agreement(s).

     Accordingly, the Company and Optionee agree as follows:

     1. Amendment of Option Terms.  The Option Terms are hereby amended by the
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insertion therein of new Subsections 1(c) and 1(d), which shall read in their entirety as follows:

      "(c) Notwithstanding anything to the contrary contained in this Section 1, the total number of shares subject to this option shall be allocated hereto and shall vest fully, automatically and without any further action by the parties hereto on the twenty-second day after any Share Acquisition Date, unless prior to such twenty-second day a majority of the Continuing Directors then in office has determined that the transaction pursuant to which a Person has become an Acquiring Person is an Approved Transaction.

      (d)  For purposes of Section 1(c), the following definitions shall apply:

      "Acquiring Person" means any Person who or which, together with all
       ----------------
      Affiliates and Associates of such Person, shall be the Beneficial Owner of 20% or more of the Common Stock then outstanding, but shall not include the Company, any Subsidiary of the Company or any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Stock for or pursuant to the terms of any such plan. Notwithstanding the foregoing, no Person shall become an Acquiring Person as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 20% or more of the Common Stock of the Company then outstanding; provided, however, that if a Person becomes
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      the Beneficial Owner of 20% or more of the Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Stock of the Company, then such Person shall be deemed to be an Acquiring Person.

      "Affiliate" and "Associate" have the respective meanings ascribed to such
       ---------       ---------
      terms in Rule 12b-2 of the General Rules and Regulations under the Exchange Act, as in effect on the date of this Amendment.

Amendment No. 1 to Supplemental Stock Option Terms


      "Approved Transaction" means any transaction that occurs at a time when
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      Continuing Directors are in office and a majority of the Continuing
      Directors then in office has determined that the transaction is in the best interest of the Company and its stockholders.

      A Person shall be deemed the "Beneficial Owner" of and shall be deemed to
                                    ----------------
      "beneficially own" any securities: (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly; (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding, or upon the exercise of conversion rights, exchange rights, rights (other than the Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the
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      Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding; provided, however, that a
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      Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to clause (ii) (B) of this definition) or disposing of any securities of the Company; provided further, however, that nothing in this
                                 -------- -------  -------
      paragraph shall cause a Person to be the Beneficial Owner of, or to beneficially own, any securities (x) acquired through such Person's participation in the business of underwriting securities in good faith in a firm commitment underwriting until the expiration of forty days after the date of such acquisition or (y) which such Person has reported on
      Schedule 13G under the Exchange Act and has not ceased to be eligible to report on Schedule 13G pursuant to Rule 13d-1 under the Exchange Act.

      "Common Stock" means the shares of common stock, par value $.0001 per
       ------------
      share, of the Company.

      "Continuing Director" means (i) any member of the Board of Directors of
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      the Company, while such Person is a member of the Board, who is not an
      Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, and who was, if applicable, a member of the Board prior to the time that any Person becomes an Acquiring Person, or (ii) any Person who subsequently becomes a member of the Board, while such Person is a member of the Board, who is not an Acquiring Person, or an Affiliate or Associate of an Acquiring Person, or a representative of an Acquiring Person or of any such Affiliate or Associate, if such Person's nomination for election or election to the Board is recommended or approved by a majority of Continuing Directors.

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

Amendment No. 1 to Supplemental Stock Option Terms



      "Exchange Act" means the Securities Exchange Act of 1934, as amended, and
       ------------
      the rules and regulations promulgated thereunder.

      "Person" means any individual, firm, partnership, corporation or other
       ------
      entity, and shall include any successor (by merger or otherwise) of such entity.

      "Rights" means the rights granted to the Company's shareholders to
       ------
      purchase additional Common Stock under certain circumstances, as described in that certain Rights Agreement, dated as of May 5, 1988, by and between the Company and The First National Bank of Boston, as rights agent.

      "Share Acquisition Date" means the first date of public announcement by
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      the Company or an Acquiring Person that a Person has become an Acquiring
      Person.

      "Subsidiary" of any Person means any corporation or other entity of which
       ----------
      a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person, or which is otherwise controlled by such Person."

   2. Incorporation by Reference.  The Amended Option Terms are hereby
      --------------------------
incorporated by reference into the Grant Agreement(s) with full force and effect as if they were originally made a part thereof.

   3. Remaining Option Terms.  Except as expressly amended herein, the Option
      ----------------------
Terms remain binding and in full force and effect.

   4. Counterparts.  This Amendment may be executed in counterparts, each of
      ------------
which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.


   IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first noted above.

                              ACUSON CORPORATION, a Delaware corporation


                              By:
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                              Name:
                                   ----------------------------------

                              Title:
                                    ------------------------------------

                              OPTIONEE:


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                              Signature


Amendment No. 1 to Supplemental Stock Option Terms



                              ------------------------------------------
                              Printed Name

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